Registration No. 333-[___]

As filed with the Securities and Exchange Commission on July 2, 2019

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

JOHN HANCOCK Variable Insurance TRUST

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

617-663-3000

(Registrant’s Area Code and Telephone Number)

Christopher Sechler

Secretary

John Hancock Variable Insurance Trust

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent

for Service)

Copy to:

Mark P. Goshko, Esq.

K&L Gates LLP

One Lincoln Street

Boston, Massachusetts 02111

Title of securities being registered: shares of beneficial interest ($0.01 par value) of the Registrant.

Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

It is proposed that this filing become effective on August 1, 2019 pursuant to Rule 488.

PART A

INFORMATION REQUIRED IN THE

PROXY STATEMENT/PROSPECTUS

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

617-663-3000

August 1, 2019

Dear Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Variable Insurance Trust (“JHVIT”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on September 24, 2019 at [10:00 a.m.], Eastern Time (the “Meeting”). At the Meeting, shareholders of two series or funds of JHVIT — Utilities Trust and International Growth Stock Trust (each an “Acquired Fund”) — will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Fund into the corresponding JHVIT fund listed below (each an “Acquiring Fund”) (each a “Reorganization”):

Acquired Fund	Acquiring Fund
Utilities Trust	Equity Income Trust
International Growth Stock Trust	International Equity Index Trust

The Reorganizations

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will be liquidated and terminated. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of an Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s shares of such Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization.

Each fund offers Series I, Series II, and Series NAV shares. In each Reorganization, holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable annuity insurance contracts that currently invest in Series II shares of International Growth Stock Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by International Equity Index Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of an Acquired Fund, the Reorganization for that fund is expected to occur as of the close of regularly scheduled trading on the NYSE on November 1, 2019.

The Board of Trustees of the Trust (the “Board”) has approved each Reorganization and believes that the Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for either Acquired Fund on its own.

In addition, each Reorganization is expected to result in a combined fund that has a lower management fee and lower total annual fund operating expenses (after the payment of any costs related to the Reorganization) than the management fee and total annual fund operating expenses of the applicable Acquired Fund. In addition, with respect to International Equity Index Trust, the Board approved a reduction in the fund’s management fee rate effective as of July 1, 2019.

The value of your investment will not be affected by the Reorganizations. Furthermore, neither Reorganization is expected to be a taxable event for federal income tax purposes for variable life insurance contract owners whose contract values are determined by investment in shares of the applicable Acquired Fund. The expenses of each Reorganization will be borne entirely by the applicable Acquired Fund because the Acquired Fund is expected to benefit from lower fees and expenses and the potential for improved performance. If a Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC), each fund’s investment advisor.

* * *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one of JHVIT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Fund that are attributable to your contracts as of July 27, 2019, the record date for the Meeting.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has voted in favor of each proposed Reorganization and recommends that you give voting instructions FOR its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by the close of business on September 23, 2019. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

For John Hancock USA variable life contracts:	(800) 827-4546

For John Hancock NY variable life contracts:	(888) 267-7784

For John Hancock USA variable annuity contracts:	(800) 344-1029
For John Hancock NY variable annuity contracts:	(800) 551-2078

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

617-663-3000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Utilities Trust and International Growth Stock Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Utilities Trust and International Growth Stock Trust (each an “Acquired Fund”), each a series or fund of John Hancock Variable Insurance Trust (“JHVIT”), will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on September 24, 2019 at [10:00 a.m.], Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Utilities Trust into Equity Income Trust. (Only shareholders of Utilities Trust will vote on Proposal 1)
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the reorganization of International Growth Stock Trust into International Equity Index Trust. (Only shareholders of International Growth Stock Trust will vote on Proposal 2)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote FOR each Proposal, as applicable.

Approval of the proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund. Each shareholder of record at the close of business on July 27, 2019 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

/s/ Christopher Sechler
Christopher Sechler
Secretary
August 1, 2019
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street, Boston, Massachusetts 02116, 617-663-3000

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (“JHVIT”) of proxies to be used at a Special Meeting of Shareholders of JHVIT to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on September 24, 2019, at [10:00 a.m.], Eastern Time (the “Meeting”).

At the Meeting, shareholders of the series or funds of JHVIT listed below (each “Acquired Fund”), will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization into the JHVIT funds listed below (each “Acquiring Fund”) (the “Reorganization”).

Acquired Fund	Acquiring Fund
Utilities Trust	Equity Income Trust
International Growth Stock Trust	International Equity Index Trust

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference.

JHVIT’s Annual Report to Shareholders contains additional information about the investments of the Acquired and Acquiring Funds, as well as discussions of the market conditions and investment strategies that significantly affected the Funds during the fiscal year ended December 31, 2018.

For additional information regarding the Acquired and Acquiring Funds, see the JHVIT Prospectus dated April 29, 2019, as supplemented (File Nos. 2-94157 and 811-04146), and JHVIT’s Annual Report for the period ended December 31, 2018 (File No. 811-04146). The JHVIT Prospectus and the audited financial statements in the Annual Report are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Acquired and Acquiring Funds. A Statement of Additional Information dated August 1, 2019 (File No. 333-________) relating to this Proxy Statement/Prospectus (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHVIT dated April 29, 2019, as supplemented (the “JHVIT SAI”) (File Nos. 2-94157 and 811-04146), insofar as it relates to the Acquired and Acquiring Funds. Copies of the Annual Report and the SAI, which will be accompanied by copies of the JHVIT SAI, may be obtained without charge by writing to JHVIT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHVIT SAI. Contract holders having any questions regarding either Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable life contracts:	(800) 827-4546
For John Hancock NY variable life contracts:	(888) 267-7784
For John Hancock USA variable annuity contracts:	(800) 344-1029
For John Hancock NY variable annuity contracts:	(800) 551-2078

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is August 1, 2019.

The Reorganizations

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of an Acquiring Fund issued in each Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s shares of such Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization, which is expected to be on or about November 1, 2019 (the “Exchange Date”).

In each Reorganization, holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable annuity insurance contracts that currently invest in Series II shares of International Growth Stock Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by International Equity Index Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of an Acquired Fund, the applicable Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on November 1, 2019. All share classes of each Acquired Fund will vote in the aggregate and not by class. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan attached hereto as Appendix A.

General

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

TABLE OF CONTENTS

INTRODUCTION	4
OVERVIEW OF THE REORGANIZATIONS	5
PROPOSAL 1 — APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF UTILITIES TRUST INTO EQUITY INCOME TRUST	6
PROPOSAL 2 — APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF INTERNATIONAL GROWTH STOCK TRUST INTO INTERNATIONAL EQUITY INDEX TRUST	17
INFORMATION ABOUT THE REORGANIZATIONS	27
Agreement and Plan of Reorganization	27
Reasons for the Reorganizations	28
Board Consideration of the Reorganizations	28
Description of the Securities to Be Issued	30
Other Matters Regarding Certain Contract Holders Invested in Series II Shares of International Growth Stock Trust	31
Federal Income Tax Consequences	31
CAPITALIZATION	31
ADDITIONAL INFORMATION ABOUT THE FUNDS	34
Additional Information About the Funds’ Principal Risks	34
Additional Information About the Funds’ Investment Policies	48
Rule 12b-1 Fees	52
Dividends and Distributions	52
Purchase and Redemption of Shares	53
Disruptive Short Term Trading	54
Tax Matters	56
Policy Regarding Disclosure of Fund Portfolio Holdings	57
Broker Compensation and Revenue Sharing Arrangements	57
SHAREHOLDERS AND VOTING INFORMATION	58
Shareholders of JHVIT	58
Voting Procedures	59
Solicitation of Proxies and Voting Instructions	60
OUTSTANDING SHARES AND SHARE OWNERSHIP	60
FINANCIAL STATEMENTS; EXPERTS	62
LEGAL MATTERS	63
OTHER MATTERS	63
Appendix A — AGREEMENT AND PLAN OF REORGANIZATION	A-1
Appendix B — FINANCIAL HIGHLIGHTS OF THE FUNDS	B-1

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated July 27, 2019 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held.

JHVIT. JHVIT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers [57] separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment options for variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other funds of JHVIT that operate as funds of funds. Shares of JHVIT also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans, but currently are not offered to such investors.

Investment Management. John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC) (“JHVTA” or the “Advisor”) serves as investment advisor to each of the Acquired and Acquiring Funds. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of the Acquired and Acquiring Funds, dated September 26, 2008, JHVTA is responsible for, among other things, administering the business and affairs of each of the Acquired and Acquiring Funds and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the Funds pursuant to subadvisory agreements.

Massachusetts Financial Services Company (“MFS”) serves as investment subadvisor for Utilities Trust. MFS’s address is 111 Huntington Avenue, Boston, Massachusetts 02199.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as investment subadvisor for Equity Income Trust. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price will continue to subadvise Equity Income Trust after the Reorganization.

Invesco Advisers, Inc. (“Invesco”) serves as investment subadvisor for International Growth Stock Trust. Invesco’s address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

SSGA Funds Management, Inc. (“SSGA FM”) serves as investment subadvisor for International Equity Index Trust. SSGA FM’s address is One Iron Street, Boston, Massachusetts 02210. SSGA will continue to subadvise International Equity Index Trust after the Reorganization.

JHVTA, the investment advisor, and MFS, T. Rowe Price, Invesco, and SSGA FM, the subadvisors, are registered with the SEC as investment advisors under the Investment Advisers Act of 1940, as amended.

JHVTA also provides to JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight, as well as services related to the office of the Chief Compliance Officer.

The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHVTA and JH Distributors are located at 200 Berkeley Street, Boston, Massachusetts 02116. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

4

OVERVIEW OF THE REORGANIZATIONS

The following is a summary discussion of the form and consequences of, and the reasons for, the Reorganizations.

Board Approval and General Description of the Reorganizations

At an in-person meeting held June 24-26, 2019, all of the Trustees in attendance, including all the Trustees in attendance comprising a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Advisor, the subadvisors, or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of each Acquired Fund into the corresponding Acquiring Fund. Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

Shares Issued in the Reorganizations

As a result of each Reorganization, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”).

Each Fund offers Series I, Series II, and Series NAV shares. In the Reorganization, holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

Certain Post-Reorganization Exchanges

For certain variable annuity insurance contracts that currently invest in Series II shares of International Growth Stock Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by International Equity Index Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Reasons for the Reorganizations

The Board has approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund.

In addition, each Reorganization is expected to result in a combined fund that has a lower management fee and lower total annual fund operating expenses (after the payment of any costs related to the Reorganization) than the management fee and total annual fund operating expenses of the Acquired Fund. On a pro forma basis, Series I, Series II, and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

In addition, with respect to International Equity Index Trust, the Board approved a reduction in the fund’s management fee rate effective as of July 1, 2019.

The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganizations — Board Consideration of the Reorganizations.”

5

Tax Consequences

Neither Reorganization is expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund. See “Information About the Reorganizations – Federal Income Tax Consequences.”

Portfolio Re-Positioning

Immediately preceding a Reorganization, the Acquired Fund may, in certain situations, not comply with its investment policies due to the need to make changes to its portfolio to facilitate the Reorganization. Neither Reorganization will result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares” in the JHVIT Prospectus.

Prior to the Reorganization, Utilities Trust may sell approximately 90% of its investments and invest the proceeds of such sales in securities in which Equity Income Trust invests. As noted above, such transactions may cause the Acquired Fund to not comply with its investment policies. Sales of portfolio securities by Utilities Trust are expected to result in brokerage commissions or other transaction costs of approximately $277,280 ($0.01 per share).

Prior to the Reorganization, International Growth Stock Trust may sell approximately 20% of its investments and invest the proceeds of such sales in securities in which International Equity Index Trust invests. As noted above, such transactions may cause the Acquired Fund to not comply with its investment policies. Sales of portfolio securities by International Growth Stock Trust are expected to result in brokerage commissions or other transaction costs of approximately $11,034 (less than $0.01 per share).

Reorganization Expenses

The aggregate estimated expenses of the Reorganization to be borne by Utilities Trust (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies and portfolio trading costs), and the expected reduction in net asset value per share (in parentheses) are approximately $77,073 (less than $0.01 per share).

The aggregate estimated expenses of the Reorganization to be borne by International Growth Stock Trust (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies and portfolio trading costs), and the expected reduction in net asset value per share (in parentheses) are approximately $74,094 ($0.02 per share).

The expenses of each Reorganization will be borne entirely by the applicable Acquired Fund because the Fund is expected to benefit from lower expenses and the potential for improved performance. If a Reorganization is not consummated, the expenses of the Reorganization will be paid by JHVTA.

PROPOSAL 1 —

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE REORGANIZATION OF UTILITIES TRUST INTO

EQUITY INCOME TRUST

Shareholders of Utilities Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Equity Income Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

A description of the differences in investment objectives and policies for the Acquired Fund and the Acquiring Fund is set forth below.

6

The funds are similar in that they both invest primarily in equity securities. Both funds seek to provide capital growth and dividend income. Also, each fund may invest in fixed-income securities, foreign securities, preferred stocks, convertible securities, depositary receipts, and derivatives.

The funds differ in that Utilities Trust invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry, while Equity Income Trust invests least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. Utilities Trust “concentrates” its investments in securities of issuers in the utilities industry (i.e., it invests more than 25% of its total assets in securities of such issuers), while Equity Income Trust does not have a comparable investment policy. Equity Income Trust follows a value equity investment strategy, while Utilities Trust does not employ a particular equity strategy as a principal investment policy. Utilities Trust may invest up to 40% of its net assets in foreign securities, while Equity Income Trust limits such investments to 25% of total assets. Utilities Trust may invest up to 20% of its net assets in below-investment grade debt (“junk bonds”), while Equity Income Trust limits such investments to 10%. Utilities Trust may invest in foreign currency forward contracts, while such investments are not part of Equity Income Trust’s principal investment strategies. Equity Income Trust may invest in hybrid instruments, bank debt, loan participations and assignments, warrants, and equity-linked notes, while such investments are not part of Utilities Trust’s principal investment strategies.

Utilities Trust (Acquired Fund)	Equity Income Trust (Acquiring Fund)
Approximate Net Assets of Each Fund as of December 31, 2018
$244,912,669	$1,474,982,135
Investment Advisor: JHVTA
Investment Subadvisors:
MFS	T. Rowe Price
Investment Objectives:
To seek capital growth and current income (income above that available from the fund invested entirely in equity securities).	To provide substantial dividend income and also long-term growth of capital.
Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadvisor considers a company to be in the utilities industry if, at the time of investment, the subadvisor determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television and

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund typically employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally is expected to exceed the yield on the fund’s benchmark. The subadvisor believes that income can contribute significantly to total return over

7

Utilities Trust (Acquired Fund)	Equity Income Trust (Acquiring Fund)

other communications media (but not engaged in public broadcasting).

The fund primarily invests in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, but may also invest in corporate bonds and other debt instruments. The subadvisor may invest up to 20% of the fund’s net assets in lower rated debt instruments (commonly known as “junk bonds”). The fund’s investment policies are based on credit ratings at the time of purchase. The fund may invest in securities of companies of any size.

The subadvisor uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

The subadvisor may invest the fund’s assets in U.S. and foreign securities. The fund may invest up to 40% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts). The subadvisor normally invests the fund’s assets across different countries and regions, but the subadvisor may invest a significant percentage of the fund’s assets in issuers in a single country or region.

The fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

While the fund may use derivatives for any investment purpose, to the extent the subadvisor uses derivatives, the subadvisor expects to use derivatives primarily to time and expects the fund’s yield to exceed that of the S&P 500 Index. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.

The fund will generally consider companies in the aggregate with one or more of the following characteristics:

•   established operating histories;

•    above-average dividend yield relative to the S&P 500 Index;

•    low price/earnings ratios relative to the S&P 500 Index;

•    sound balance sheets and other positive financial characteristics; and

•     low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its investment objective, including:

•    U.S. dollar- and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

•    preferred stocks;

•    convertible stocks, bonds, and warrants;

•    futures and options; and

•    bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without restrictions on quality or rating, including up to 10% in below-investment-grade fixed-income securities (“junk bonds”). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and

8

Utilities Trust (Acquired Fund)	Equity Income Trust (Acquiring Fund)
increase or decrease currency exposure. The fund concentrates its investments in securities of issuers in the utilities industry.

holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

In pursuing the fund’s investment objective, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the subadvisor believes will provide an opportunity for substantial appreciation. These special situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

9

Risks Common to Both Funds

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Regulatory changes in derivative markets could impact the cost of or the fund’s ability to engage in derivative transactions.

Derivatives and other strategic transactions that each of these funds intends to utilize include: futures contracts, and options. Futures contracts and options generally are subject to counterparty risk.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

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Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Particular Risks of Utilities Trust

Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Geographic focus risk. The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested and may be more volatile than the performance of more geographically-diversified funds.

Hedging, derivatives, and other strategic transactions; specific risks of foreign currency forward contracts. Utilities Trust also intends to utilize foreign currency forward contracts, which generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Utilities sector risk. Utilities companies’ performance may be volatile due to variable fuel, service, and financing costs, conservation efforts, government regulation, and other factors.

Particular Risks of Equity Income Trust

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Equity securities risk; specific risk of value investing. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Hedging, derivatives, and other strategic transactions; specific risks of equity-linked notes. Equity Income Trust also intends to utilize equity-linked notes, which generally reflect the risks associated with their underlying securities, depend on the credit of the notes’ issuer, may be privately placed, and may have a limited secondary market.

Hybrid instrument risk. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

* * *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2018 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, Series I, Series II, and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, the expense ratios would be higher.

Each Fund offers Series I, Series II, and Series NAV shares. In the Reorganization, holders of Series I, Series II and Series NAV shares of Utilities Trust will receive Series I, Series II, and Series NAV shares, respectively, of Equity Income Trust. In addition, it is anticipated that approximately $204 million in net assets will be redeemed from Utilities Trust Series NAV shares prior to or concurrently with the Reorganization.

Annual Fund Operating Expenses (12-month period ended 12/31/18)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share	Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Total annual fund operating expenses	Contractual expense reimbursement[1]	Total annual fund operating expenses after expense reimbursements
(1) Utilities Trust (Acquired Fund)
Series I	0.82%	0.05%	0.08%	0.95%	-0.01%	0.94%
Series II	0.82%	0.25%	0.08%	1.15%	-0.01%	1.14%
Series NAV	0.82%	0.00%	0.08%	0.90%	-0.01%	0.89%
(2) Equity Income Trust (Acquiring Fund)
Series I	0.70%[2]	0.05%	0.04%	0.79%	-0.01%	0.78%
Series II	0.70%[2]	0.25%	0.04%	0.99%	-0.01%	0.98%
Series NAV	0.70%[2]	0.00%	0.04%	0.74%	-0.01%	0.73%
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Fund/Share	Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Total annual fund operating expenses	Contractual expense reimbursement[1]	Total annual fund operating expenses after expense reimbursements
(3) Equity Income Trust (Acquiring Fund) (Pro forma combining (1) and (2))
Series I	0.70%[2]	0.05%	0.04%	0.79%	-0.01%	0.78%
Series II	0.70%[2]	0.25%	0.04%	0.99%	-0.01%	0.98%
Series NAV	0.70%[2]	0.00%	0.04%	0.74%	-0.01%	0.73%

1 The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for each fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, each fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on June 30, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

2 “Management fee” for Equity Income Trust has been restated to reflect the contractual management fee schedule effective October 1, 2018.

Examples: The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) Utilities Trust (Acquired Fund)	Series I	$96	$302	$525	$1,165
	Series II	$116	$364	$632	$1,397
	Series NAV	$91	$286	$497	$1,107
(2) Equity Income Trust (Acquiring Fund)	Series I	$80	$251	$438	$977
	Series II	$100	$314	$546	$1,212
	Series NAV	$75	$236	$410	$917
(3) Equity Income Trust (Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$80	$251	$438	$977
	Series II	$100	$314	$546	$1,212
	Series NAV	$75	$236	$410	$917

Portfolio Turnover. Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2018, the portfolio turnover rate for Utilities Trust was 26% of the average value of its total portfolio, and the portfolio turnover rate for Equity Income Trust was 18% of the average value of its total portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended December 31, 2018, the effective advisory fee rate charged to Equity Income Trust, the Acquiring Fund, is lower than the advisory fee charged to Utilities Trust, the Acquired Fund.

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Each fund pays JHVTA a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

Utilities Trust (Acquired Fund)	Equity Income Trust (Acquiring Fund)
0.825% — first $600 million; 0.800% — next $300 million; 0.775% — next $600 million; and 0.700% — excess over $1.5 billion.

0.800% — first $100 million;

0.775% — next $100 million;*

0.750% — next $300 million;**

0.725% — next $500 million;***

0.725% — next $500 million;**** and

0.700% — excess over $1.5 billion.†

(Aggregate Net Assets include the net assets of the fund and Equity Income Fund, a series of John Hancock Funds II (“JHF II”)).

* When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.

*** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.

**** When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.

†The fee schedule above became effective October 1, 2018.

During the twelve-month period ended December 31, 2018, Utilities Trust paid an effective advisory fee of 0.82% and Equity Income Trust paid an effective advisory fee of 0.69%, which in each case reflects contractual and voluntary advisory fee waivers in effect during the period.

MFS serves as subadvisor to Utilities Trust and T. Rowe Price serves as subadvisor to Equity Income Trust. For its services, each subadvisor receives a subadvisory fee. The subadvisory fee is paid by JHVTA and is not an additional charge to the funds.

* * *

For additional information about the subadvisor and portfolio manager for the Acquired and Acquiring Funds, see “Additional Information About the Funds – The Subadvisors and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds at the in-person June 2018 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2018.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. For each fund, the S&P 500 Index shows how the fund’s performance compares against another broad measure of market performance.

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Equity Income Trust outperformed Utilities Trust for the five-year period December 31, 2018, but underperformed for the one- and ten-year periods ended December 31, 2018.

The performance information below does not reflect fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Utilities Trust

(Acquired Fund)

Calendar year total returns for Series I (%)

Best Quarter:	21.12% (Quarter ended Q2 ‘09)
Worst Quarter:	–11.83% (Quarter ended Q3 ‘15)
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Equity Income Trust

(Acquiring Fund)

Calendar year total returns for Series I (%)

Best Quarter:	19.64% (Quarter ended Q2 ‘09)
Worst Quarter:	–15.53% (Quarter ended Q3 ‘11)

Average Annual Total Returns for Periods Ended December 31, 2018 (%)

Utilities Trust

(Acquired Fund)

	One Year	Five Year	Ten Year
Series I	0.88	4.35	10.67
Series II	0.69	4.14	10.44
Series NAV	0.93	4.40	10.71
S&P 500 Utilities Sector Index (reflects no deduction for fees, expenses, or taxes)	4.11	10.74	10.46
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38	8.49	13.12

Equity Income Trust (Acquiring Fund)	One Year	Five Year	Ten Year
Series I	-9.58	4.65	10.65
Series II	-9.75	4.44	10.43
Series NAV	-9.52	4.71	10.71
Russell Value Index (reflects no deduction for fees, expenses, or taxes)	-8.27	5.95	11.18
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38	8.49	13.12
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PROPOSAL 2 —

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE REORGANIZATION OF INTERNATIONAL GROWTH STOCK TRUST INTO

INTERNATIONAL EQUITY INDEX TRUST

Shareholders of International Growth Stock Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into International Equity Index Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

A description of the differences in investment objectives and policies for the Acquired Fund and the Acquiring Fund is set forth below.

The funds are similar in that both funds invest in foreign equity securities, including in emerging markets. In addition, each fund may invest in futures contracts and options.

The funds differ in that International Equity Index Trust operates as an index fund and seeks to track the performance of the MSCI All Country World Excluding U.S. Index (the “MSCI Index”), whereas International Growth Stock Trust is actively managed and seeks long-term growth of capital. International Growth Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks, while International Equity Index Trust invests at least 80% of its assets in securities listed in the MSCI Index, or depositary receipts representing such securities. The funds also differ in that the MSCI Index has a market capitalization range that includes small, mid and large cap securities, whereas International Growth Stock Trust invests primarily in large and mid cap securities. International Growth Stock Trust’s equity investments include China-A Shares, while International Equity Index Trust does not have a formal policy with respect to such investments. International Growth Stock Trust may invest in foreign currency forward contracts and credit default swaps, while such investments are not part of International Equity Index Trust’s principal investment strategies.

International Growth Stock Trust (Acquired Fund)	International Equity Index Trust (Acquiring Fund)
Approximate Net Assets of Each Fund as of December 31, 2018
$58,583,546	$677,800,962
Investment Advisor: JHVTA
Investment Subadvisors:
Invesco	SSGA FM
Investment Objectives:
The fund seeks to achieve long-term growth of capital.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
Principal Investment Strategies:
The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund’s subadvisor to have potential for earnings or revenue growth. The fund will, under normal circumstances, invest at least 80% of its net assets (plus	Under normal market conditions, the fund invests at least 80% of its assets in securities listed in the MSCI All Country World Excluding U.S. Index (the “Index”), or American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing such
17

International Growth Stock Trust (Acquired Fund)	International Equity Index Trust (Acquiring Fund)

any borrowings for investment purposes) in stocks. The fund invests primarily in the securities of large-capitalization issuers; however, the fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.

The fund invests primarily in equity and depositary receipts of in foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock. The fund’s equity securities investments include China-A Shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The fund invests, under normal circumstances, in issuers economically tied to at least three countries outside of the U.S. The fund may also invest in issuers located in developing countries (emerging markets). Under normal circumstances, the maximum percentage of the fund’s net assets that may be invested in these issuers is 1.25 times of the emerging market weight of the MSCI All Country World ex-USA Growth Index.

The fund invests primarily in the securities of large-capitalization issuers and may invest a significant amount of its net assets in the securities of mid-capitalization issuers. The fund can invest in derivative instruments including forward foreign currency contracts and futures. The fund can utilize forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, though the fund has not typically used these instruments. The fund can also invest in futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The fund has the ability to hedge currency exposures created by its investments in foreign securities.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The portfolio managers’ strategy primarily focuses on identifying issuers that they believe have sustainable earnings growth, efficient capital allocation, and securities. As of February 28, 2019, the market capitalization range of the Index was $36 million to $277 billion.

The fund is an index fund and differs from an actively-managed fund. Actively-managed funds seek to outperform their benchmark indices through research and analysis. Over time, their performance may differ significantly from their benchmark indices. Index funds are passively managed funds that seek to track the risk and return profile of market indices. An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index, typically will be unable to match the performance of the index exactly due to such fees and expenses.

The fund uses “sampling” methodology in seeking to track the total return performance of the Index. This means that the fund does not intend and is not required to purchase all of the securities in the Index, but rather intends to hold a representative sample of the securities in the Index in an effort to achieve the fund’s investment objective. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund.

Although the subadvisor generally expects the fund to hold less than the total number of securities in the Index, it reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.

The fund is normally fully invested. The subadvisor invests in stock index futures to maintain market exposure and manage cash flow. Although the subadvisor may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.

The fund may purchase other types of securities that are not primary investment vehicles, for example, European Depositary Receipts (EDRs), certain exchange-traded funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). In addition, the fund may invest in securities that are not included in the Index, including futures, options, swap contracts and other derivatives,

18

International Growth Stock Trust (Acquired Fund)	International Equity Index Trust (Acquiring Fund)

attractive prices.

The fund’s portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging, derivatives and other strategic transactions, including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards, described under “Additional Information about the Funds’ Principal Risks – Hedging, derivatives and other strategic transactions risk.”

cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the advisor or subadvisor).
Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

19

Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Regulatory changes in derivative markets could impact the cost of or the fund’s ability to engage in derivative transactions.

Derivatives and other strategic transactions that each of these funds intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Particular Risks of International Growth Stock Trust

Equity securities risk; specific risk of growth investing. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.

Hedging, derivatives, and other strategic transactions; specific risks of foreign currency forward contracts and credit default swaps. International Growth Stock Trust may also invest in foreign currency forward contracts and credit default swaps. Foreign currency forward contracts and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Hong Kong Stock Connect Program (Stock Connect) risk. China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and local exchange listing rules. Because Stock Connect was established in November 2014, developments are likely, which may restrict or otherwise affect the fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-Shares market or rules in relation to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Particular Risks of International Equity Index Trust

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions; specific risks of swaps. International Equity Index Trust may also investment in swaps. Swaps generally are subject to counterparty risk. In addition, swaps maybe subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.

Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

* * *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2018 (including pro forma expenses showing the effect of the Reorganization) are set forth below. The management fees for International Equity Index Trust have been restated to reflect the revised management fee rate that became effective as of July 1, 2019. On a pro forma basis, Series I, Series II, and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, the expense ratios would be higher.

Each Fund offers Series I, Series II, and Series NAV shares. In the Reorganization, holders of Series I, Series II and Series NAV shares of International Growth Stock Trust will receive Series I, Series II, and Series NAV shares, respectively, of International Equity Index Trust.

For certain variable annuity insurance contracts that currently invest in Series II shares of International Growth Stock Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by International Equity Index Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise. See “Information About the Reorganizations — Other Matters Regarding Certain Contract Holders Invested in Series II Shares of International Growth Stock Trust.”

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Annual Fund Operating Expenses (12-month period ended 12/31/18)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share	Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Acquired fund fees and expenses[1]	Total annual fund operating expenses[2]	Contractual expense reimbursement[3]	Total annual fund operating expenses after expense reimbursements
(1) International Growth Stock Trust (Acquired Fund)
Series I	0.82%[4]	0.05%	0.19%[5]	0.01%	1.07%	-0.01%	1.06%
Series II	0.82%[4]	0.25%	0.19%[5]	0.01%	1.27%	-0.01%	1.26%
Series NAV	0.82%[4]	0.00%	0.19%[5]	0.01%	1.02%	-0.01%	1.01%
(2) International Equity Index Trust (Acquiring Fund)
Series I	0.52%[6]	0.05%	0.08%	0.00%	0.65%	-0.01%	0.64%
Series II	0.52%[6]	0.25%	0.08%	0.00%	0.85%	-0.01%	0.84%
Series NAV	0.52%[6]	0.00%	0.08%	0.00%	0.60%	-0.01%	0.59%
(3) International Equity Index Trust (Acquiring Fund) (Pro forma combining (1) and (2))
Series I	0.52%[6]	0.05%	0.08%	0.00%	0.65%	-0.01%	0.64%
Series II	0.52%[6]	0.25%	0.08%	0.00%	0.85%	-0.01%	0.84%
Series NAV	0.52%[6]	0.00%	0.08%	0.00%	0.60%	-0.01%	0.59%

1 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

2 The “Total annual fund operating expenses after expense reimbursements” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

3 The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for each fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, each fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on June 30, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

4 “Management fee” for International Growth Stock Trust has been restated from the fiscal year amount to reflect current asset levels.

5 “Other expenses” for International Growth Stock Trust have been restated from fiscal year amounts to reflect current asset levels.

6 “Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2019.

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In addition to the expense limitation agreement described above, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to International Equity Index Trust in an amount equal to the amount by which expenses of the fund exceed 0.34% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2020, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Examples: The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) International Growth Stock Trust (Acquired Fund)	Series I	$108	$339	$589	$1,305
	Series II	$128	$402	$696	$1,533
	Series NAV	$103	$324	$562	$1,247
(2) International Equity Index Trust (Acquiring Fund)	Series I	$65	$207	$361	$809
	Series II	$86	$270	$470	$1,048
	Series NAV	$60	$191	$334	$749
(3) International Equity Index Trust (Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$65	$207	$361	$809
	Series II	$86	$270	$470	$1,048
	Series NAV	$60	$191	$334	$749

Portfolio Turnover. Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2018, the portfolio turnover rate for International Growth Stock Trust was 46% of the average value of its total portfolio, and the portfolio turnover rate for International Equity Index Trust was 2% of the average value of its total portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended December 31, 2018, the effective advisory fee rate charged to International Equity Index Trust, the Acquiring Fund, is lower than the advisory fee charged to International Growth Stock Trust, the Acquired Fund.

Each fund pays JHVTA a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

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International Growth Stock Trust (Acquired Fund)	International Equity Index Trust (Acquiring Fund)

0.850% — first $250 million;

0.800% — next $500 million; and

0.750% — excess over $750 million.

(Aggregate Net Assets include the net assets of the fund and the International Growth Stock Fund, a series of JHF II.)

0.550% — first $100 million; and 0.530% — excess over $100 million.

During the twelve-month period ended December 31, 2018, International Growth Stock Trust paid an effective advisory fee of 0.79% and International Equity Index Trust paid an effective advisory fee of 0.26%, which in each case reflects contractual and voluntary advisory fee waivers in effect during the period.

Effective as of July 1, 2019, the management fee rate for International Equity Index Trust was as follows:

International Equity Index Trust (Acquiring Fund)
0.550% — first $100 million; 0.530% — next $150 million; 0.520% — next $250 million; and 0.510% — excess over $500 million.

Invesco serves as subadvisor to International Growth Stock Trust and SSGA FM serves as subadvisor to International Equity Index Trust. For its services, each subadvisor receives a subadvisory fee. The subadvisory fee is paid by JHVTA and is not an additional charge to the funds.

* * *

For additional information about the subadvisor and portfolio manager for the Acquired and Acquiring Funds, see “Additional Information About the Funds – The Subadvisors and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds at the in-person June 2018 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2018.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. With respect to International Growth Stock Trust, the MSCI EAFE Growth Index shows how the fund’s performance compares against the returns of similar investments. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

International Equity Index Trust outperformed International Growth Stock Trust for the one- and five-year periods ended December 31, 2018.

The performance information below does not reflect fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

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International Growth Stock Trust

(Acquired Fund)

Calendar year total returns for Series NAV (%)

Best Quarter:	10.86% (Quarter ended Q3 ‘13)
Worst Quarter:	–18.11% (Quarter ended Q3 ‘11)

International Equity Index Trust

(Acquiring Fund)

Calendar year total returns for Series NAV (%)

Best Quarter:	27.40% (Quarter ended Q2 ‘09)
Worst Quarter:	–21.02% (Quarter ended Q3 ‘11)
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Average Annual Total Returns for Periods Ended December 31, 2018 (%)

International Growth Stock Trust

(Acquired Fund)

	One Year	Five Year	Since Inception	Date of Inception
Series I	-14.43	0.15	4.20	11/05/12
Series II	-14.61	-0.05	4.04	11/05/12
Series NAV	-14.43	0.19	4.23	09/16/10
MSCI All Country World ex-USA Growth Index (reflects no deduction for fees, expenses, or taxes)	-14.10	2.06	4.49
MSCI EAFE Growth Index (reflects no deduction for fees, expenses, or taxes)	-12.48	2.00	5.47

International Equity Index Trust (Acquiring Fund)	One Year	Five Year	Ten Year	Date of Inception
Series I	-14.09	0.50	6.28	11/05/12
Series II	-14.27	0.29	6.15	11/05/12
Series NAV	-14.10	0.55	6.31	04/29/05
MSCI All Country World ex-USA Index (reflects no deduction for fees, expenses, or taxes)	-13.78	1.14	7.06

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INFORMATION ABOUT THE REORGANIZATIONS

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to the Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on November 1, 2019 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of the Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization.

Each fund offers Series I, Series II, and Series NAV shares. In each Reorganization, holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable annuity insurance contracts that currently invest in Series II shares of International Growth Stock Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by International Equity Index Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

The liquidation and distribution of the assets of each Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”), and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Procedures” below) of the Acquired Fund entitled to vote approve the Reorganization. With respect to the Reorganization, the Plan may be terminated and a Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHVIT on behalf of any or all of the applicable Acquired and Acquiring Funds if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of any or all of the funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of an Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals.

The expenses of each Reorganization will be borne entirely by the applicable Acquired Fund.

If a Reorganization is not consummated, the expenses of that Reorganization, consisting of legal, accounting, printing, and proxy solicitation and tabulation costs, will be paid by JHVTA.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action for the fund, which may include changes in investment policies or portfolio management.

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The Board recommends that shareholders approve the Plan under Proposals 1 and 2, as applicable.

Reasons for the Reorganizations

The Board has approved each Reorganization and believes that it will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the applicable Acquired Fund.

With respect to each Acquired Fund and its Acquiring Fund, based on information for the 12 month period ended December 31, 2018, the effective management fee rate charged to the Acquiring Fund would have been lower than the advisory fee charged to the Acquired Fund.

Series I, Series II, and Series NAV shares of each Acquiring Fund have lower expense ratios than those of Series I, Series II, and Series NAV, respectively, of the corresponding Acquired Fund. On a pro forma basis, Series I, Series II, and Series NAV shares of each resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

In addition, with respect to International Equity Index Trust, the Board approved a reduction in the fund’s management fee rate effective as of July 1, 2019.

Board Consideration of the Reorganizations

The Board, including the Independent Trustees, considered each Reorganization at its in-person meeting held on June 24-26, 2019, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 24-26, 2019 meeting to recommend approval of each Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve each Reorganization and recommend its approval to shareholders of the applicable Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization, including liquidation of the Acquired Fund. In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired and Acquiring Funds in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the Board reviewed information as of April 30, 2019.

Proposal 1 – Utilities Trust (Acquired Fund) into Equity Income Trust (Acquiring Fund)

1.	A portfolio manager of Utilities Trust who has managed the fund since its inception in 2001 has announced that she is retiring in 2019 and will no longer manage the fund effective August 1, 2019.
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2.	While Utilities Trust invests, under normal market conditions, at least 80% of its net assets in securities of companies in the utilities industry and Equity Income Trust does not have this principal investment policy, the investment policies of the funds are similar in that they both seek capital growth and income, and primarily invest in equity securities but may also invest in fixed-income securities and foreign securities.
3.	JHVTA is the advisor to both Utilities Trust and Equity Income Trust and will continue to provide investment advisory services to Equity Income Trust after the Reorganization.
4.	The Board is generally satisfied with T. Rowe Price’s management of Equity Income Trust.
5.	The effective advisory fee rate of Equity Income Trust is lower than that of Utilities Trust. The overall current and pro forma expense ratios of each class of shares of Equity Income Trust to be issued in connection with the Reorganization are lower than those of the corresponding share class of Utilities Trust.
6.	Equity Income Trust outperformed Utilities Trust on a total return basis for the three- and five-year periods ended April 30, 2019 and for the period December 31, 2018 to April 30, 2019.
7.	The Reorganization will not result in any dilution of shareholder or contract owner values.
8.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

The Board, including the Independent Trustees, also approved the Reorganization on behalf of Equity Income Trust.

Proposal 2 – International Growth Stock Trust (Acquired Fund) into International Equity Index Trust (Acquiring Fund)

1.	The Board has closely monitored the performance of International Growth Stock Trust since December 13, 2017.
2.	International Growth Stock Trust’s level of assets is relatively modest and the Advisor has informed the Board that it anticipates that assets in the fund will continue to decline.
3.	While International Equity Index Trust is passively managed and seeks to track the performance of the MSCI Index and International Growth Stock Trust is actively managed and seeks long-term growth of capital, both funds invest in foreign equity securities.
4.	JHVTA is the advisor to both International Growth Stock Trust and International Equity Index Trust and will continue to provide investment advisory services to International Equity Index Trust after the Reorganization.
5.	The Board is generally satisfied with SSGA FM’s management of International Equity Index Trust.
6.	The effective advisory fee rate of International Equity Index Trust is lower than that of International Growth Stock Trust. The overall current and pro forma expense ratios of each class of shares of International Equity Index Trust to be issued in connection with the Reorganization are lower than those of the corresponding share class of International Growth Stock Trust.
7.	International Equity Index Trust outperformed International Growth Stock Trust on a total return basis for the three-year period ended April 30, 2019.
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8.	International Equity Index Trust outperformed its benchmark index for the one- and three-year periods ended April 30, 2019 and for the period December 31, 2018 to April 30, 2019. International Equity Index Trust outperformed its peer group for the one-, three- and five-year periods ended April 30, 2019.
9.	The Reorganization will not result in any dilution of shareholder or contract owner values.
10.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

The Board, including the Independent Trustees, also approved the Reorganization on behalf of International Equity Index Trust.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III, and Series NAV shares. Not all JHVIT funds have established or are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series I, Series II, and Series NAV shares issued and outstanding.

Each Acquiring Fund will issue Series I, Series II, and Series NAV shares in connection with the Reorganization. Each such share, when sold in the manner contemplated by the registration statement, will be legally issued. Series I, Series II, and Series NAV shares may not be converted into shares of any other class.

Series I, Series II, and Series NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I and Series II (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, and Series NAV shares, based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses that JHVTA determines are properly allocable to a particular class. JHVTA will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHVTA’s determination is subject to ratification or approval by the Board. The types of expenses that JHVTA may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

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Other Matters Regarding Certain Contract Holders Invested in Series II Shares of International Growth Stock Trust

John Hancock USA and John Hancock NY have reported to JHVIT that immediately after the Reorganization with respect to International Growth Stock Trust, in order to conform with the product features of certain variable annuity contracts, the insurers will, in the case of Series II shares issued by International Equity Index Trust in the Reorganization that are attributable to these particular contracts, replace such Series II shares with a number of Series I shares having an aggregate value equal to the replaced Series II shares. This replacement is expected to occur because of certain product features associated with these particular contracts that contemplate investment in Series I shares of certain funds where available, and not Series II shares. The affected variable annuity contracts are certain Venture, Venture III, Vision, Vantage, and Strategy contracts issued prior to May 13, 2002.

These replacements will not occur for other John Hancock USA and John Hancock NY variable annuity contracts that invest in the same series of shares of these funds because the product features of those contracts contemplate investment in Series II shares of JHVIT. These replacements will not result in any additional cost for the owners of the affected variable annuity contracts or for International Equity Index Trust and, as a result of each replacement, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHVIT will have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”) , and the ownership of shares in the funds and access to the funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the Reorganization.

None of JHVIT, the Acquired Funds, or the Acquiring Funds has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following tables show as of December 31, 2018, with respect to each proposal: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund, showing the effect of the Reorganization. The information in Item 3 of each table shows pro rata capitalization information as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. Neither table shows the actual numbers of shares of the applicable Acquiring Fund to be issued in connection with the Reorganization, which will depend upon the net asset value and number of shares outstanding of the Acquired and Acquiring Fund at the time of the Reorganization.

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Proposal 1 — Capitalization Table

Funds
			Net Asset Value Per Share	Shares Outstanding
(1) Utilities Trust(a)
(Acquired Fund)
	—Series I	$ 203,802,540	$ 13.78	14,788,332
	—Series II	$ 12,796,434	$ 13.63	938,641
	—Series NAV	$ 28,313,695	$ 13.76	2,057,374
	Total	$ 244,912,669		17,784,347

(2) Equity Income Trust
(Acquiring Fund)
	—Series I	$ 215,077,435	$ 13.65	15,755,755
	—Series II	$ 110,730,118	$ 13.58	8,152,630
	—Series NAV	$ 1,149,174,582	$ 13.58	84,625,642
	Total	$ 1,474,982,135		108,534,027

Reduction in net assets and net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization	—Series I	$ (294,872)	$ (0.02)	120,655
	—Series II	$ (18,515)	$ (0.02)	2,296
	—Series NAV	$ (40,966)	$ (0.02)	24,565
	Total	$ (354,353)		147,516
(3) Equity Income Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))
	—Series I	$ 418,585,103	$ 13.65	30,664,742
	—Series II	$ 123,508,037	$ 13.58	9,093,567
	—Series NAV	$ 1,177,447,311	$ 13.58	86,707,581
	Total	$ 1,719,540,451		126,465,890

(a) The net assets of Utilities Trust as of December 31, 2018 were $244,912,669. It is anticipated that approximately $204 million in net assets will be redeemed from Utilities Trust Series NAV shares prior to or concurrently with the Reorganization, reducing the net asset numbers shown in the Capitalization table for this fund.

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Proposal 2 — Capitalization Table

Funds
			Net Asset Value Per Share	Shares Outstanding
(1) International Growth Stock Trust
(Acquired Fund)
	—Series I	$ 3,270,995	$15.13	216,207
	—Series II	$ 14,913,670	$15.14	985,011
	—Series NAV	$ 40,398,881	$15.13	2,669,405
	Total	$ 58,583,546		3,870,623

(2) International Equity Index Trust
(Acquiring Fund)
	—Series I	$ 333,565,854	$15.44	21,610,078
	—Series II	$ 13,700,666	$15.46	886,309
	—Series NAV	$ 330,534,442	$15.43	21,421,361
	Total	$ 677,800,962		43,917,748

Reduction in net assets and net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization
	—Series I	$ (4,753)	$ (0.02)	(4,663)
	—Series II	$ (21,671)	$ (0.02)	(21,751)
	—Series NAV	$ (58,704)	$ (0.02)	(55,006)
	Total	$ (85,128)		(81,420)
(3) International Equity Index Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))
	—Series I	$ 336,832,096	$ 15.44	21,821,622
	—Series II	$ 28,592,665	$ 15.46	1,849,569
	—Series NAV	$ 370,874,619	$ 15.43	24,035,760
	Total	$ 736,299,380		47,706,951
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ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information About the Funds’ Principal Risks

The principal risks of investing in the Acquired and Acquiring Funds are summarized above in the description of the proposal and are further described below. The risks are described in alphabetical order and not in order of importance. Unless otherwise stated below or in the applicable descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described and each risk is applicable to the Acquired and Acquiring Funds. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Changing distribution levels risk (applicable only to Equity Income Trust)

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Concentration risk (applicable only to Utilities Trust)

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector. From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole.

Convertible securities risk (applicable only to Utilities Trust and Equity Income Trust)

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a

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convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s conversion price. The conversion price is defined s the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company’s common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation(Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

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Cybersecurity and operational risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.

The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

Economic and market events risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates continue to rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United

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States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in North Korea, Venezuela, Syria, and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and maybe difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk (applicable only to International Growth Stock Trust). Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

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Value investing risk (applicable only to Equity Income Trust). Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Exchange-traded funds (ETFs) risk (applicable only to International Equity Index Trust)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund.

Financial services sector risk (applicable only to International Growth Stock Trust and International Equity Index Trust)

A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.

Fixed-income securities risk (applicable only to Utilities Trust and Equity Income Trust)

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

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Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information maybe publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency

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holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Hong Kong Stock Connect Program (Stock Connect) risk (applicable only to International Growth Stock Trust). China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and local exchange listing rules. Because Stock Connect was established in November 2014, developments are likely, which may restrict or otherwise affect the fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-Shares market or rules in relation to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Geographic focus risk (applicable only to Utilities Trust)

The fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in the countries and regions in which the fund’s assets are invested. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions. To the extent the fund focuses its investments in a single country, a small number of countries, or a particular geographic region, its performance may be driven largely by country or region performance and could fluctuate more widely than if the fund were more geographically diversified.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

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A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the JHVIT SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk

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will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Depositary Receipts. Depositary receipts are subject to most of the risks associated with investing in foreign and emerging market securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Hybrid instrument risk (applicable only to Equity Income Trust)

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply

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and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.

Index management risk (applicable only to International Equity Index Trust)

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Investment company securities risk (applicable only to Equity Income Trust)

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Loan participations risk (applicable only to Equity Income Trust)

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would

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likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.

A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

Lower-rated and high-yield fixed-income securities risk (applicable only to Utilities Trust and Equity Income Trust)

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

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Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Preferred and convertible securities risk (applicable only to Utilities Trust and Equity Income Trust)

Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Sector risk (applicable only to Equity Income Trust and International Growth Stock Trust)

When a fund’s investments are focused in one or more sectors of the economy, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. From time to time, a small number of companies may represent a large portion of a particular sector or sectors.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Sector. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that comprise the financial services sector may change over time.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, certain financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

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Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies maybe affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Materials. Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Metals. The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Small and mid-sized company risk.”

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Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Small and mid-sized company risk (applicable only to Utilities Trust, International Growth Stock Trust, and International Equity Index Trust)

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Utilities sector risk (applicable only to Utilities Trust)

Issuers in the utilities sector are subject to many risks, including: increases in fuel and other operating costs; increased costs and delays as a result of environmental and safety regulations; difficulty in obtaining approval of rate increases; the negative impact of regulation; the potential impact of natural and man-made disaster; and technological innovations that may render existing plants, equipment, or products obsolete. Because utility companies are faced with the same obstacles, issues, and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Value investing style risk (applicable only to Equity Income Trust)

Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such

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securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Warrants risk (applicable only to Equity Income Trust)

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following non-principal investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

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Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchase agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

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Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the JHVIT SAI.

The Subadvisors and Portfolio Managers

Set forth below is information about the subadvisors and the portfolio managers for the Acquired and Acquiring Funds, including a summary of the portfolio managers’ business careers. The JHVIT SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Massachusetts Financial Services Company (“MFS”)

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by MFS.

Portfolio Managers

Utilities Trust

Claud Davis. Investment Officer. Managed Utilities Trust since 2017; employed in the investment area of MFS since 1994.

Scott Walker. Investment Officer. Managed Utilities Trust since 2017; employed in the investment area of MFS since 2008.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of December 31, 2018, T. Rowe Price and its affiliates managed over $962.3 billion for individual and institutional investor accounts. T. Rowe Price has identified the following person as primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. This manager is employed by T. Rowe Price.

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Portfolio Manager

Equity Income Trust

John D. Linehan, CFA. Managed Equity Income Trust since 2015; Vice President; joined T. Rowe Price in 1998.

Mr. Linehan will continue to manage Equity Income Trust’s portfolio after the Reorganization.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd., whose principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, an investment advisor since 1976, is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco, and/or its affiliates is the investment advisor for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. Invesco has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Invesco.

Portfolio Managers

International Growth Stock Trust

Clas Olsson. Managed International Growth Stock Trust since 2010; Portfolio Manager; has been with the Invesco and/or its affiliates since 1994.

Brently Bates. Managed International Growth Stock Trust since 2013; Portfolio Manager; has been with Invesco and/or affiliates since 1996.

Matthew Dennis. Managed International Growth Stock Trust since 2010; Portfolio Manager; has been with Invesco and/or its affiliates since 2000.

Mark Jason. Managed International Growth Stock Trust since 2011; Portfolio Manager; has been with Invesco and/or its affiliates since 2001.

Richard Nield. Managed International Growth Stock Trust since 2013; Portfolio Manager; has been with Invesco and/or affiliates since 2000.

SSGA Funds Management, Inc. (“SSGA FM”)

SSGA FM is located at One Iron Street, Boston, Massachusetts 02210. SSGA FM is an SEC registered investment advisor and is a wholly owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street. International Equity Index Trust is managed by SSGA’s Global Equity Beta Solutions (“GEBS”) Group. Portfolio managers Thomas Coleman and Karl Schneider are jointly and primarily responsible for the day-to-day management of the Portfolio. These managers are employed by SSGA FM.

Portfolio Managers

International Equity Index Trust

Thomas Coleman, CFA. Managed International Equity Index Trust since 2005; Vice President; joined SSGA FM in 1998. Mr. Coleman is a Vice President of SSGA FM and a Senior Portfolio Manager in GEBS. Within GEBS, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor’s, and NASDAQ indices.

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Karl Schneider, CAIA. Managed International Equity Index Trust since 2007; Vice President; Managing Director; joined SSGA FM in 1997. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of GEBS in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication.

Messrs. Coleman and Schneider will continue to manage International Equity Index Trust’s portfolio after the Reorganization.

* * *

Pursuant to an order received from the SEC, the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or change the subadvisory fee of an affiliated subadvisor without shareholder approval. Depending on the specific circumstances, however, the funds may rely on certain SEC staff no-action positions to appoint an affiliated subadvisor or change subadvisory fees without shareholder approval.

Rule 12b-1 Fees

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I and Series II shares of each fund. Series NAV shares are not subject to Rule 12b-1 fees. Series I shares of the funds are subject to Rule 12b-1 fees amounting to 0.05% of the average daily net assets of Series I shares. Series II shares of the Acquiring Fund are subject to Rule 12b-1 fees amounting to 0.25% of the average daily net assets of that fund’s Series II shares.

Rule 12b-1 fees will be paid to JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i)	for any expenses relating to the distribution of the shares of the class,
(ii)	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and
(iii)	for the payment of “service fees” that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and the Distributor. Payments may be made, however, to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

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Purchase and Redemption of Shares

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Shares of each fund are so offered continuously, without sales charge, and are sold and redeemed at a price equal to their NAV next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;
•	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or
•	the SEC by order so permits for the protection of security holders of JHVIT.

Due to differences in tax treatments and other considerations, the interests of holders of variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Valuation of Shares

The NAV for each class of shares of the funds is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the funds’ NAV is not calculated. Consequently, each fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the funds has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Debt obligations are typically

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valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts are typically valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to a fund’s “odd-lot” positions, as the fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the funds’ pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long- term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment and adversely affect a fund’s performance (“Disruptive Short-Term Trading”).

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The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of the fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder unless such instructions are sent to the financial intermediary by regular U.S. mail.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

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Tax Matters

The following is a summary of some important tax issues that affect JHVIT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHVIT or the funds. More information about taxes is located in the JHVIT SAI under the heading — “Additional Information Concerning Taxes.” You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts. JHVIT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders an amount at least equal to the sum of 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Unless an exception applies, each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHVIT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisor and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisor might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts. Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs

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instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHVIT, including the application of state and local taxes.

Foreign Investments. When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable life insurance contracts who allocate investments to a fund of JHVIT.

Tax Implications for Insurance Contracts With Investments Allocated to JHVIT. For information regarding the tax implications for the purchaser of a variable life insurance contract who allocates investments to a fund of JHVIT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the JHVIT SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The JHVIT SAI contains a description of JHVIT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings.”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHVIT as an underlying investment option for their variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. These payments may influence such broker-dealers to recommend a Variable Product that use JHVIT as an underlying investment option over another investment. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

John Hancock USA and John Hancock NY (together the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHVIT as an underlying investment option for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-

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dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHVIT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHVIT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment option for variable life insurance contracts and group annuity contracts offered to 401(k) plans (“variable contracts”) and those funds of JHVIT that operate as funds of funds. Two of these insurance companies, John Hancock USA and John Hancock NY, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay insurance companies not affiliated with the Advisor an administrative fee for performing similar administrative services for the JHVIT funds.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment options for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of each of the Acquired and Acquiring Funds were legally owned by John Hancock USA and John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.

The Funds of Funds may invest in Series NAV shares of each of the Acquired and Acquiring Funds (the “Underlying Funds”). The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadvisor(s) to each Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each Insurance Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of the John Hancock Insurance Companies is MFC, the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

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The number of votes eligible to be cast at the Meeting or outstanding with respect to the Acquired Fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by JHVIT by the close of business on September 23, 2019; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of JHVIT at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by JHVIT by the close of business on September 23, 2019.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II, and Series NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received, as well as shares voted by the Funds of Funds (as described below under “Solicitation of Proxies and Voting Instructions”), will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the meeting. Because Registered Separate Accounts and the Funds of Funds hold over 30% of the Acquired Fund’s shares, the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials. The expenses of the Reorganization will be borne entirely by the Acquired Funds. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Advisor or its agents or affiliates, personally or by telephone.

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Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting. Shares of each Acquired Fund will vote in the aggregate, and not by class of shares, with respect to the applicable proposal.

If the required shareholder approval is not obtained with respect to either proposal, the applicable Acquired Fund will continue to operate indefinitely as a separate series of the Trust, or until the Board takes other action with respect to the Acquired Fund.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of each Acquired Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in Registered Separate Accounts that hold shares of an Acquired Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of each Acquired Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners participating in these Registered Separate Accounts, in accordance with such instructions or if no instruction is made or the instruction is not clearly marked, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of an Acquired Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. Similarly, in accordance with their proxy voting procedures, the Funds of Funds also will vote shares of the Acquired Fund in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting. The Insurance Companies will vote shares of an Acquired Fund held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the Insurance Companies.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. The following sets forth the principal holders of the shares of each fund in addition to the Insurance Companies, which are the principal record holders of the funds’ Series I, Series II, and Series II shares, as applicable. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

Class	Name and Address	Percentage	Ownership
Utilities Trust
Series I
Series II
Series NAV

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Class	Name and Address	Percentage	Ownership
Equity Income Trust
Series I
Series II
Series NAV
International Growth Stock Trust
Series I
Series II
Series NAV
International Equity Index Trust
Series I
Series II
Series NAV

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series NAV shares of the Acquired Funds, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

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Percentage of Shares Held by
Acquired Fund	Share Class	Number of Outstanding Shares	Number of Eligible Votes	JH USA	JH NY	Funds of Funds*
Utilities Trust	Series I
Series II
Series NAV
International Growth Stock Trust	Series I
Series II
Series NAV

*	Represents the aggregate percentage ownership of the Funds of Funds.

The Insurance Companies will vote shares of an Acquired Fund held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the Insurance Companies. As of the Record Date, [___]% of Series [__] shares of Utilities Trust and [___]% of Series [__] shares of International Growth Stock Trust were held in these separate accounts.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of either Acquired Fund.

Acquiring Funds

As of the Record Date, the share of each class of the Acquiring Funds, and the percentage ownership thereof by John Hancock USA, John Hancock NY, and collectively by the Funds of Funds are set forth below:

Percentage of Shares Held by
Acquiring Fund	Share Class	Number of Outstanding Shares	JH USA	JH NY	Funds of Funds*
Equity Income Trust	Series I
Series II
Series NAV
International Equity Index Trust	Series I
Series II
Series NAV

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of either Acquiring Fund.

FINANCIAL STATEMENTS; EXPERTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2018 (File Nos. 2-94157; 811-04146) have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The audited financial highlights of the Acquired and Acquiring Funds for the five years ended December 31, 2018 are included in Appendix B to this Proxy Statement/Prospectus.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

JHVIT will furnish, without charge, copies of its Annual Report for the fiscal year ended December 31, 2018 to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer. JHVIT’s Annual Report for the fiscal year ended December 31, 2018 was filed with the SEC on March 7, 2019.

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LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Harsha Pulluru, Esq., Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

August 1, 2019

Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

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Appendix A — AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this [___] day of [__________] 2019, among John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and each “Acquiring Fund” listed below, each of which is a separate series or fund of JHVIT, and, solely with respect to Section 9, John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC) (“JHVTA”).

Acquired Fund	Corresponding Acquiring Fund
Utilities Trust	Equity Income Trust
International Growth Stock Trust	International Equity Index Trust

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of the Acquired Funds and the Acquiring Funds.

WHEREAS, JHVIT intends to provide for the reorganization (the “Reorganization”) of each Acquired Fund through the acquisition by the corresponding Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II, and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of each Acquired Fund to the corresponding Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Funds and the Acquiring Funds, and JHVTA with respect to Section 9 of the Plan only, hereto agree as follows:

1.       Transfer of Assets of each Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a)       Plan of Reorganization.

(i)       JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii)       As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV

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shares of the Acquiring Fund, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii)       With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b)       Exchange Date and Effective Time of the Reorganization.

(i)       Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) September 24, 2019; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii)       All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii)       In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv)       On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c)       Valuation.

(i)       The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii)       The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii)       All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

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2.         Representations and Warranties of JHVIT on Behalf of each Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a)       Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)       Registration as Investment Company. JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)       Current Offering Documents. The current prospectus of JHVIT dated April 29, 2019, as supplemented, and the current statement of additional information of JHVIT dated April 29, 2019, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)       Financial Statements. The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2018, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f)       Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g)       Authority Relative to this Plan. JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h)       Liabilities. There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2018 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

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(i)       No Material Adverse Change. Since December 31, 2018, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j)       Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k)       Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l)       Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2018, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m)       No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.         Representations and Warranties of JHVIT on Behalf of each Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a)       Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)       Registration as Investment Company. JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)       Current Offering Documents. The current prospectus of JHVIT dated April 29, 2019, as supplemented, and the current statement of additional information of JHVIT dated April 29, 2019, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(d)       Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)       Financial Statements. The financial statements of the Acquired Fund for the fiscal year ended December 31, 2018, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f)       Authority Relative to this Plan. JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g)       Liabilities. There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2018 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h)       No Material Adverse Change. Since December 31, 2018, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i)       Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j)       Contracts. JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k)       Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2018, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has

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been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l)       No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.         Covenants of JHVIT on Behalf of each Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a)       Registration Statement. On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)       Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c)       Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.         Covenants of JHVIT on Behalf of each Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a)       Meeting of the Acquired Fund’s Shareholders. JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b)       Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio

A-6

composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c)       Registration Statement. In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund: (i) will comply in all material respects with the provisions of the Securities Act and the Regulations; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d)       Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e)       Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f)       Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code (if any).

6.         Conditions Precedent to Obligations of JHVIT on Behalf of each Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)       Approval by the Acquired Fund’s Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b)       Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2018.

A-7

(c)       Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d)       Tax Opinions. JHVIT shall have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7.         Conditions Precedent to Obligations of JHVIT on Behalf of each Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)       Approval by the Acquired Fund’s Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b)       Covenants, Warranties and Representations. With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2018.

(c)       Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHVTA (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d)       Regulatory Approval. The Regulatory Approvals shall have been obtained.

(e)       Distribution of Income and Gains. JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f)       Tax Opinions. JHVIT shall have received the Tax Opinions.

(g)       Financial Statements. The financial statements of JHVIT for the fiscal year ended December 31, 2018 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2018.

A-8

8.         Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a)       Amendments. JHVIT may, by an instrument in writing authorized by the Board, amend this Plan at any time before or after approval hereof by the shareholders of an Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof.

(b)       Waivers. At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of any or all of the Acquired and Acquiring Funds, may by written instrument signed by it; (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein; and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c)       Termination. This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any or all of the Acquired and Acquiring Funds, or for any other reason.

(d)       Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on September 24, 2020 if the Effective Time of the Reorganization is not on or prior to such date.

(e)       Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.         Expenses

The expenses of the Reorganization will be borne as follows: each Acquired Fund will bear 100% of the expenses of the Reorganization. If a Reorganization is not consummated as to an Acquired Fund or the corresponding Acquiring Fund, the expenses of such Reorganization as to the Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHVTA. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10.        Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.        Headings; Counterparts; Governing Law; Assignment

(a)       The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b)       This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c)       This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d)       This Plan shall bind and inure to the benefit of JHVIT, the Acquired Funds and the Acquiring Funds and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

A-9

(e)       The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated January 22, 2016, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST,
on behalf of the Acquired Funds

/s/ Andrew Arnott
BY:	Name: Andrew Arnott
Title: President

JOHN HANCOCK VARIABLE INSURANCE TRUST,
on behalf of the Acquiring Funds

/s/ Andrew Arnott
BY:	Name: Andrew Arnott
Title: President

For purposes of Section 9 only:

JOHN HANCOCK VARIABLE TRUST ADVISERS LLC

/s/ Jay Aronowitz
BY:	Name: Jay Aronowitz
Title: Senior Vice President and
Chief Investment Officer

A-10

Appendix B — FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each fund for the past five years ended December 31, 2018. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2018 (File Nos. 2-94157 and 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

Utilities Trust

	Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
	Income (loss) from investment operations					Less Distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2018	14.12	0.40		(0.27)	0.13	(0.47)	—	(0.47)	13.78	0.88	0.95		0.94		2.81		204	26
12-31-2017	12.60	0.40		1.46	1.86	(0.34)	—	(0.34)	14.12	14.74	0.94		0.93		2.90		260	26
12-31-2016	12.05	0.39		0.99	1.38	(0.60)	(0.23)	(0.83)	12.60	11.36	0.89	[3]	0.88	[3]	3.00		278	31
12-31-2015	16.27	0.38		(2.66)	(2.28)	(0.46)	(1.48)	(1.94)	12.05	(14.76)	0.92		0.92		2.51		298	37
12-31-2014	15.44	0.49	[4]	1.48	1.97	(0.51)	(0.63)	(1.14)	16.27	12.59	0.93		0.92		2.93	[4]	441	53
Series II
12-31-2018	13.97	0.36		(0.25)	0.11	(0.45)	—	(0.45)	13.63	0.69	1.15		1.14		2.59		13	26
12-31-2017	12.47	0.37		1.44	1.81	(0.31)	—	(0.31)	13.97	14.52	1.14		1.13		2.70		15	26
12-31-2016	11.93	0.36		0.98	1.34	(0.57)	(0.23)	(0.80)	12.47	11.16	1.09	[3]	1.08	[3]	2.80		15	31
12-31-2015	16.14	0.34		(2.64)	(2.30)	(0.43)	(1.48)	(1.91)	11.93	(15.02)	1.12		1.12		2.30		15	37
12-31-2014	15.32	0.46	[4]	1.47	1.93	(0.48)	(0.63)	(1.11)	16.14	12.41	1.13		1.12		2.79	[4]	23	53
Series NAV
12-31-2018	14.10	0.40		(0.26)	0.14	(0.48)	—	(0.48)	13.76	0.93	0.90		0.89		2.84		28	26
12-31-2017	12.58	0.41		1.45	1.86	(0.34)	—	(0.34)	14.10	14.82	0.89		0.88		2.95		30	26
12-31-2016	12.03	0.39		0.99	1.38	(0.60)	(0.23)	(0.83)	12.58	11.43	0.84	[3]	0.84	[3]	3.02		28	31
12-31-2015	16.26	0.39		(2.67)	(2.28)	(0.47)	(1.48)	(1.95)	12.03	(14.79)	0.87		0.87		2.58		30	37
12-31-2014	15.42	0.50	[4]	1.49	1.99	(0.52)	(0.63)	(1.15)	16.26	12.72	0.88		0.87		2.98	[4]	40	53

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
4.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.52%, respectively.
B-1

Equity Income Trust

	Per share operating performance for a share outstanding throughout each period									Ratios and supplemental data
	Income (loss) from investment operations				Less Distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2018	17.50	0.35	(1.74)	(1.39)	(0.30)	(2.16)	(2.46)	13.65	(9.58)	0.81		0.78		2.12	215	18
12-31-2017	16.67	0.32	2.24	2.56	(0.39)	(1.34)	(1.73)	17.50	16.29	0.82		0.78		1.88	276	21
12-31-2016	15.79	0.42	2.47	2.89	(0.36)	(1.65)	(2.01)	16.67	19.12	0.81	[3]	0.77	[3]	2.59	272	28
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	(2.01)	15.79	(6.75)	0.87		0.83		1.91	262	34
12-31-2014	19.82	0.36	1.09	1.45	(0.35)	(1.76)	(2.11)	19.16	7.47	0.86		0.83		1.81	326	9
Series II
12-31-2018	17.42	0.32	(1.73)	(1.41)	(0.27)	(2.16)	(2.43)	13.58	(9.75)	1.01		0.98		1.92	111	18
12-31-2017	16.61	0.29	2.21	2.50	(0.35)	(1.34)	(1.69)	17.42	16.00	1.02		0.98		1.68	145	21
12-31-2016	15.74	0.38	2.46	2.84	(0.32)	(1.65)	(1.97)	16.61	18.91	1.01	[3]	0.97	[3]	2.39	148	28
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	(1.97)	15.74	(6.91)	1.07		1.03		1.71	138	34
12-31-2014	19.77	0.32	1.09	1.41	(0.32)	(1.76)	(2.08)	19.10	7.23	1.06		1.03		1.62	172	9
Series NAV
12-31-2018	17.42	0.36	(1.73)	(1.37)	(0.31)	(2.16)	(2.47)	13.58	(9.52)	0.76		0.73		2.18	1,149	18
12-31-2017	16.61	0.33	2.22	2.55	(0.40)	(1.34)	(1.74)	17.42	16.28	0.77		0.73		1.93	1,393	21
12-31-2016	15.74	0.42	2.46	2.88	(0.36)	(1.65)	(2.01)	16.61	19.18	0.76	[3]	0.72	[3]	2.63	1,400	28
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	(2.01)	15.74	(6.66)	0.82		0.78		1.97	1,270	34
12-31-2014	19.76	0.37	1.09	1.46	(0.36)	(1.76)	(2.12)	19.10	7.55	0.81		0.78		1.87	1,489	9

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

International Growth Stock Trust

	Per share operating performance for a share outstanding throughout each period									Ratios and supplemental data
	Income (loss) from investment operations				Less Distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2018	18.55	0.30	(2.90)	(2.60)	(0.29)	(0.53)	(0.82)	15.13	(14.43)	0.94	0.93	1.76	3	46
12-31-2017	15.43	0.24	3.13	3.37	(0.25)	—	(0.25)	18.55	21.86	0.93	0.92	1.35	6	28
12-31-2016	15.91	0.25	(0.46)	(0.21)	(0.27)	—	(0.27)	15.43	(1.31)	0.91	0.91	1.57	4	14
12-31-2015	16.58	0.23	(0.61)	(0.38)	(0.29)	—	(0.29)	15.91	(2.27)	0.92	0.91	1.36	3	22
12-31-2014	16.85	0.28	(0.23)	0.05	(0.32)	—	(0.32)	16.58	0.20	0.97	0.97	1.65	2	23
Series II
12-31-2018	18.56	0.26	(2.90)	(2.64)	(0.25)	(0.53)	(0.78)	15.14	(14.61)	1.14	1.13	1.51	15	46
12-31-2017	15.44	0.20	3.13	3.33	(0.21)	—	(0.21)	18.56	21.63	1.13	1.12	1.17	20	28
12-31-2016	15.91	0.22	(0.45)	(0.23)	(0.24)	—	(0.24)	15.44	(1.45)	1.11	1.10	1.38	18	14
12-31-2015	16.60	0.21	(0.63)	(0.42)	(0.27)	—	(0.27)	15.91	(2.53)	1.12	1.11	1.26	20	22
12-31-2014	16.87	0.25	(0.24)	0.01	(0.28)	—	(0.28)	16.60	0.00	1.17	1.17	1.44	21	23
Series NAV
12-31-2018	18.56	0.30	(2.90)	(2.60)	(0.30)	(0.53)	(0.83)	15.13	(14.43)	0.89	0.88	1.70	40	46
12-31-2017	15.44	0.25	3.12	3.37	(0.25)	—	(0.25)	18.56	21.90	0.88	0.87	1.42	370	28
12-31-2016	15.91	0.25	(0.44)	(0.19)	(0.28)	—	(0.28)	15.44	(1.20)	0.86	0.85	1.61	351	14
12-31-2015	16.58	0.25	(0.62)	(0.37)	(0.30)	—	(0.30)	15.91	(2.24)	0.87	0.86	1.52	395	22
12-31-2014	16.86	0.29	(0.25)	0.04	(0.32)	—	(0.32)	16.58	0.19	0.92	0.92	1.70	479	23

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
B-2

International Equity Index Trust

	Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
	Income (loss) from investment operations					Less Distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2018	18.44	0.45		(3.02)	(2.57)	(0.42)	(0.01)	(0.43)	15.44	(14.09)	0.66		0.39		2.55		334	2
12-31-2017	14.79	0.40		3.63	4.03	(0.38)	—	(0.38)	18.44	27.30	0.68		0.39		2.33		399	3
12-31-2016	14.54	0.39		0.25	0.64	(0.39)	—	(0.39)	14.79	4.45	0.65	[3]	0.39	[3]	2.65		277	5
12-31-2015	15.85	0.39		(1.32)	(0.93)	(0.38)	—	(0.38)	14.54	(5.91)	0.66		0.39		2.42		263	4
12-31-2014	17.14	0.52	[4]	(1.28)	(0.76)	(0.53)	—	(0.53)	15.85	(4.61)	0.62		0.39		3.03	[4]	277	3
Series II
12-31-2018	18.46	0.42		(3.03)	(2.61)	(0.38)	(0.01)	(0.39)	15.46	(14.27)	0.86		0.59		2.37		14	2
12-31-2017	14.81	0.36		3.63	3.99	(0.34)	—	(0.34)	18.46	27.04	0.88		0.59		2.14		18	3
12-31-2016	14.56	0.36		0.25	0.61	(0.36)	—	(0.36)	14.81	4.24	0.85	[3]	0.59	[3]	2.47		14	5
12-31-2015	15.87	0.36		(1.32)	(0.96)	(0.35)	—	(0.35)	14.56	(6.11)	0.86		0.59		2.25		16	4
12-31-2014	17.16	0.50[4]		(1.30)	(0.80)	(0.49)	—	(0.49)	15.87	(4.80)	0.82		0.59		2.88	[4]	21	3
Series NAV
12-31-2018	18.44	0.46		(3.03)	(2.57)	(0.43)	(0.01)	(0.44)	15.43	(14.10)	0.61		0.34		2.58		331	2
12-31-2017	14.78	0.41		3.63	4.04	(0.38)	—	(0.38)	18.44	27.45	0.63		0.34		2.39		377	3
12-31-2016	14.54	0.39		0.25	0.64	(0.40)	—	(0.40)	14.78	4.43	0.60	[3]	0.34	[3]	2.70		298	5
12-31-2015	15.84	0.39		(1.30)	(0.91)	(0.39)	—	(0.39)	14.54	(5.80)	0.61		0.34		2.46		293	4
12-31-2014	17.13	0.54	[4]	(1.29)	(0.75)	(0.54)	—	(0.54)	15.84	(4.57)	0.57		0.34		3.13	[4]	322	3

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
4.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33%, respectively.
B-3

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand
-	Call toll-free 1-800-690-6903	-	Log on to www.proxyvote.com	-	Check the appropriate boxes on reverse side
-	Follow the recorded instructions	-	Follow the on-screen instructions	-	Sign and date Voting Instructions
-	Do not return this paper ballot	-	Do not return this paper ballot	-	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

UTILITIES TRUST

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 at [10:00 a.m.], Eastern Time, September 24, 2019, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of July 27, 2019. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON SEPTEMBER 23, 2019 TO BE VOTED AT THE MEETING TO BE HELD ON SEPTEMBER 24, 2019.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

(ARROW)

Date:	,	2019

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)

NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Utilities Trust into Equity Income Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand
-	Call toll-free 1-800-690-6903	-	Log on to www.proxyvote.com	-	Check the appropriate boxes on reverse side
-	Follow the recorded instructions	-	Follow the on-screen instructions	-	Sign and date Voting Instructions
-	Do not return this paper ballot	-	Do not return this paper ballot	-	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

INTERNATIONAL GROWTH STOCK TRUST

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 at [10:00 a.m.], Eastern Time, September 24, 2019, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of July 27, 2019. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON SEPTEMBER 13, 2019 TO BE VOTED AT THE MEETING TO BE HELD ON SEPTEMBER 24, 2019.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

(ARROW)

Date:	,	2019

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)

NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the reorganization of International Growth Stock Trust into International Equity Index Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

STATEMENT OF ADDITIONAL INFORMATION

Dated: August 1, 2019

This Statement of Additional Information is available to the shareholders of each of the series or fund of John Hancock Variable Insurance Trust (“JHVIT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for each combination of the Acquired Fund into the corresponding JHVIT fund listed below as an “Acquiring Fund” (each, a “Reorganization” and, together, the “Reorganizations”).

Acquired Fund	Acquiring Fund
Utilities Trust	Equity Income Trust
International Growth Stock Trust	International Equity Index Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHVIT’s Proxy Statement/Prospectus dated August 1, 2019 for the Special Meeting of Shareholders of the Acquired Funds to be held on September 24, 2019. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHVIT at the address above or by calling the following toll free telephone number: (800) 344-1029.

TABLE OF CONTENTS

Statement of Additional Information of JHVIT dated April 29, 2019, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2018, relating to the Acquired Funds and the Acquiring Funds.

Pro forma Financial Information for each Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-04146):

1.	The Statement of Additional Information of JHVIT dated April 29, 2019, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

2.	The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2018, relating to the Acquired Funds and the Acquiring Funds, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2018 filed with the SEC on Form N-CSR on March 7, 2019, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

PRO FORMA FINANCIAL INFORMATION

Combination of Utilities Trust into Equity Income Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of Utilities Trust and Equity Income Trust for the period ended December 31, 2018, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2018 is intended to present ratios and supplemental data as if the merger of Utilities Trust, or Acquired Fund, into Equity Income Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at December 31, 2018. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which invests primarily in equity securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.82% and 0.69%, respectively, for the 12-month period ended December 31, 2018.

As of December 31, 2018, the net assets of: (i) the Acquired Fund were $244,912,669; and (ii) the Acquiring Fund were $1,474,982,135. The net assets of the combined fund as of December 31, 2018 would have been $1,719,894,804.

On a pro forma basis, for the 12-month period ended December 31, 2018, this proposed reorganization would result in a decrease in combined other operating expenses (including audit fees) of $41,524, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2018, Utilities Trust and Equity Income Trust did not have any capital loss carryforwards.

Prior to the Reorganization, the Acquired Fund Trust may sell approximately 90% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions or other transaction costs of approximately $277,280 (0.11% of net assets) and expected to generate a realized gain on investments of approximately $35,135,011 (based on market valuations as of April 30, 2019).

The estimated reorganization costs of $77,073 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: Utilities Trust will bear 100% of such expenses. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC), the Funds’ investment advisor.

Combination of International Growth Stock Trust into International Equity Index Trust

As of June 14, 2019, International Growth Stock Trust’s assets amounted to $61.62 million and International Equity Index Trust’s assets amounted to $751.79 million. As the Acquired Fund’s assets as of June 14, 2019 did not exceed 10% of the Acquiring Fund’s assets as of that date, the pro forma financial information for this Reorganization otherwise required by Item 15 of Form N-14 has been omitted from this SAI as permitted by Item 15(a)(2) of Form N-14.

PART C

OTHER INFORMATION

Item 15. Indemnification

Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number	Description* * Unless otherwise stated, all filing references are to File No. 2-94157.
1(a)	Agreement and Declaration of Trust dated September 29, 1988 — previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.
1(b)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated December 31, 1996 relating to Value, High Yield, International Stock, Science & Technology, Balanced, Worldwide Growth, Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond, Equity Index, Quantitative Equity, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820, Lifestyle Aggressive 1000 Trusts – previously filed as exhibit (a)(14) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(c)	Amendment dated October 1, 1997 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to Manufacturers Investment Trust — previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998, accession number 0000950135-98-001303.
1(d)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2000 relating to Dynamic Growth, Internet Technologies, Tactical Allocation, Mid Cap Index, Small Cap Index, Total Stock Market Index, International Index, and 500 Index Trusts – previously filed as exhibit (a)(22) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

Exhibit Number	Description* * Unless otherwise stated, all filing references are to File No. 2-94157.
1(e)	Establishment and Designation of Additional Class of Shares dated January 2, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(28) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(f)	Redesignation of Class of Shares dated May 1, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(29) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(g)	Establishment and Designation of Additional Class of Shares dated July 1, 2003 relating to Class III Shares of beneficial interest previously filed as exhibit (a)(35) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(h)	Amendment dated January 1, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to John Hancock Trust previously filed as exhibit (a)(40) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(i)	Establishment and Designation of Additional Class of Shares dated January 25, 2005 relating to Class NAV Shares of beneficial interest previously filed as exhibit (a)(41) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(j)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article IV, Section 4.1 – previously filed as exhibit (a)(43) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(k)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article VII, Section 7.2 – previously filed as exhibit (a)(44) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(l)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2000 relating to Dynamic Growth, Internet Technologies, Tactical Allocation, Mid Cap Index, Small Cap Index, Total Stock Market Index, International Index, and 500 Index Trusts – previously filed as exhibit (a)(22) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
1(m)	Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit (a)(44)(A) to post-effective amendment no. 113 filed on April 27, 2016, accession number 0001133228-16-009262.
1(n)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated April 30, 2007 relating to Small Cap Intrinsic Value, Founding Allocation, Income, Mutual Shares, Mid Cap Intersection, Emerging Markets Value, American Asset Allocation, American Global Growth, American Global Small Capitalization, American High-Income Bond, and American New World Trusts – previously filed as exhibit (a)(58) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

Exhibit Number	Description* * Unless otherwise stated, all filing references are to File No. 2-94157.
1(o)	Establishment and Designation of Additional Series of Shares of Beneficial Interest September 29, 1988 relating to Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Bond PS Series and Strategic Allocation Trust – previously filed as exhibit (a)(68) to post-effective amendment no. 93 on February 10, 2011, accession number 0000950123-11-011585.
2(a)	Revised By-laws of the Trust dated June 30, 2006 previously filed as exhibit (b)(2) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.
2(b)	Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 previously filed as exhibit (b)(3) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.
2(c)	Amendment dated March 10, 2016 to the By-laws of the Trust, dated June 30, 2006 previously filed as exhibit (b)(2) to post-effective amendment no. 113 filed on April 27, 2016, accession no. 0001133228-16-009262.
3	Not Applicable.
4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).
5	Specimen Share Certificate – previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997, accession number 0000950135-97-003874.
6(a)	Amended and Restated Advisory Agreement dated September 26, 2008 between John Hancock Variable Insurance Trust (formerly John Hancock Trust) and John Hancock Investment Management Services, LLC (the “Advisor”) previously filed as exhibit (d)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
6(b)	Subadvisory Agreement dated January 29, 1999 relating to Growth & Income Trust, Investment Quality Bond Trust, and Mid Cap Stock Trust, between the Adviser and Wellington Management Company, LLP – previously filed as exhibit (d)(33) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
6(c)	Amendment dated Amendment dated September 26, 2008 to Subadvisory Agreement dated January 29, 1999 relating to Alpha Opportunities Trust, between the Adviser and Wellington Management Company, LLP – previously filed as exhibit (d)(33)(I) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
7(a)	Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
7(b)	Amendment dated September 28, 2004 to Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (e)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
7(b)(1)	Amendment dated May 28, 2010 to Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (e)(2) to post-effective amendment no. 110 filed on April 24, 2015, accession number 0001133228-15-001781.

Exhibit Number	Description* * Unless otherwise stated, all filing references are to File No. 2-94157.
8	Not Applicable.
9	Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company previously filed as exhibit (g) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.
10(a)	Series I Shares Rule 12b-1 Plan (formerly Class A Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, June 27, 2008, March 25, 2011, March 23, 2012, June 30, 2012 and September 27, 2013 previously filed as exhibit (m) to post-effective amendment no. 110 filed on April 24, 2015, accession number 0001133228-15-001781.
10(a)(1)	Series II Shares Rule 12b-1 Plan (formerly Class B Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, June 27, 2008, March 25, 2011, March 23, 2012, June 30, 2012 and September 27, 2013 previously filed as exhibit (m)(1) to post-effective amendment no. 110 filed on April 24, 2015, accession number 0001133228-15-001781.
10(a)(2)	Series III Shares Rule 12b-1 Plan dated March 23, 2007, as amended September 28, 2007, March 20, 2009, June 25, 2010, March 25, 2011, March 23, 2012 and September 27, 2013 – previously filed as exhibit (m)(2) on April 24, 2015, accession number 0001133228-15-001781.
10(b)	Rule 18f-3 Plan dated September 21, 2001, as amended April 4, 2002, June 26, 2003, December 13, 2004, June 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, March 25, 2008, March 23, 2012, June 30, 2013 and September 27, 2013 previously filed as exhibit (n) to post-effective amendment no. 110 filed on April 24, 2015, accession number 0001133228-15-001781.
11	Opinion and Consent of Harsha Pulluru, Esq., regarding legality of issuance of shares and other matters — Filed herewith.
12	Form of Opinion of K&L Gates LLP on tax matters — Filed herewith.
13	Not Applicable.
14(a)	Consent of PricewaterhouseCoopers LLP — Filed herewith.
14(b)	Consent of K&L Gates LLP — Filed herewith.
15	Not Applicable.
16	Powers of Attorney — Filed herewith.
17(a)	Annual Report of John Hancock Variable Insurance Trust dated December 31, 2018 — previously filed on Form N-CSR on March 7, 2019, accession no. 0001145443-19-000158.
17(b)	Semiannual Report of John Hancock Variable Insurance Trust dated June 30, 2018 — previously filed on Form N-CSRS on September 4, 2018, accession no. 0001145443-18-000630.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Insurance Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 2nd day of July, 2019.

John Hancock Variable Insurance Trust

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	July 2, 2019
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	July 2, 2019
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	July 2, 2019
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	July 2, 2019
James R. Boyle

/s/ Peter S. Burgess *	Trustee	July 2, 2019
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	July 2, 2019
William H. Cunningham

/s/ Grace K. Fey *	Trustee	July 2, 2019
Grace K. Fey

/s/ Marianne Harrison*	Trustee	July 2, 2019
Marianne Harrison

Trustee
Theron S. Hoffman

/s/ Deborah C. Jackson *	Trustee	July 2, 2019
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	July 2, 2019
Hassell H. McClellan

/s/ James M. Oates *	Trustee	July 2, 2019
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky *	Trustee	July 2, 2019
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	July 2, 2019
Gregory A. Russo

*By:	Power of Attorney

*By:	/s/ Betsy Anne Seel
Betsy Anne Seel

* Pursuant to Power of Attorney filed herewith

JOHN HANCOCK VARIABLE INSURANCE TRUST
Index To Exhibits

Exhibit Number	Description of Exhibit
4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).
11	Opinion and Consent of Harsha Pulluru, Esq., regarding legality of issuance of shares and other matters.
12	Form of Opinion of K&L Gates LLP on tax matters.
14(a)	Consent of PricewaterhouseCoopers LLP.
14(b)	Consent of K&L Gates LLP.
16	Powers of Attorney.